================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM T-1

                               ------------------


                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------


          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) [X]

                               ------------------


                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

          303 PEACHTREE STREET                            30308                               58-0466330
               30TH FLOOR                              (Zip Code)                (I.R.S. employer identification no.)
            ATLANTA, GEORGIA
(Address of principal executive offices)

                               ------------------


                                 LEIGH S. MULLIS
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7273
            (Name, address and telephone number of agent for service)

                               ------------------


                             THE RYLAND GROUP, INC.

               MARYLAND                                                                      52-0849948
    (State or other jurisdiction of                                              (IRS employer identification no.)
    incorporation or organization)


    24025 PARK SORRENTO, SUITE 400                                                              91302
         CALABASAS, CALIFORNIA                                                               (Zip Code)
    (Address of principal executive
               offices)

                               ------------------


 DEBT SECURITIES; COMMON STOCK, PAR VALUE $1.00; PREFERRED STOCK, PAR VALUE $1.00;
       DEPOSITARY SHARES; STOCK PURCHASE UNITS; STOCK PURCHASE CONTRACTS;
      WARRANTS TO PURCHASE DEBT SECURITIES, COMMON STOCK OR PREFERRED STOCK
                PURSUANT TO REGISTRATION STATEMENT NO. 333-_____



================================================================================

1.       General information.

         Furnish the following information as to the trustee-

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  550 17TH STREET, N.W.
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.


2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.


3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.      Defaults by the Obligor.


         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (b) TO
         ITEM 13, THE OBLIGOR IS NOT IN DEFAULT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

        (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston
                Private Financial Holdings, Inc.).

        (2) A copy of the certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

        (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

        (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

        (5)     Not applicable.

        (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

        (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2002.

        (8)     Not applicable.

        (9)     Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 27th day of September, 2002.

                                         SUNTRUST BANK


                                         By: /s/ Leigh S. Mullis
                                           -------------------------------
                                                 Leigh S. Mullis
                                                 Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


             (Incorporated by reference from Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


          (Incorporated by reference from Exhibit 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance on a delayed basis of up to $250,000,000 of debt securities, shares of common stock, shares of preferred stock, shares of preferred stock represented by depositary shares, stock purchase units or stock purchase contracts and warrants to purchase debt securities, common stock or preferred stock of The Ryland Group, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                         SUNTRUST BANK


                                         By: /s/ Leigh S. Mullis
                                           -------------------------------
                                                 Leigh S. Mullis
                                                 Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SunTrust Bank                                   FFIEC 031
ATLANTA , GA 30302                              Consolidated Report of Condition
Certificate Number: 00867                       for June 30, 2002



CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                                C400


Dollar Amounts in Thousands
-------------------------------------------------------------------------------

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                               RCFC
                                                                                                          ----
                                                                                                                  -------------
   a. Noninterest bearing balances and currency and coin (1)........................................      0081       3,824,824  1.a
                                                                                                                  -------------
   b. Interest-bearing balances (2).................................................................      0071         349,088  1.b
                                                                                                                  -------------
2. Securities:
                                                                                                                  -------------
   a. Held-to-maturity securities (from Schedule RC-B, column A)....................................      1754               0  2.a
                                                                                                                  -------------
   b. Available-for-sale securities (from Schedule RC-B, column D)..................................      1773      17,212,619  2.b
                                                                                                                  -------------
3. Federal funds sold and securities purchased under agreements to resell(3)                              B987       4,095,378  3
                                                                                                          B989
                                                                                                                  -------------
4. Loans and lease financing receivables (from Schedule RC-C):                     RCFD
                                                                                   ----
                                                                                            -----------
   a. Loans and leases held for sale..........................................     5369      3,512,952
                                                                                            -----------
   b. Loans and leases, net of unearned income................................     B528     71,367,740                          4.a
                                                                                            -----------
   c. LESS: Allowance for loan and lease losses...............................     3123        908,638                          4.b
                                                                                            -----------
   d. Loans and leases, net of unearned income, allowance, and reserve                                    RCFD
                                                                                                          ----
                                                                                                                  -------------
    (item 4.a minus 4.b and 4.c)....................................................................      B529      70,459,102  4.d
                                                                                                                  -------------
5.  Tracing assets (from Schedule RC-D).............................................................      3545         786,220  5.
                                                                                                                  -------------
6.  Premises and fixed assets (including capitalized leases)........................................      2145       1,347,802  6.
                                                                                                                  -------------
7.  Other real estate owned (from Schedule RC-M)....................................................      2150          40,310  7.
                                                                                                                  -------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)........      2130               0  8.
                                                                                                                  -------------
9.  Customers' liability to this bank on acceptances outstanding....................................      2155          11,043  9.
                                                                                                                  -------------
10. Intangible assets...............................................................................      2143                  10.
                                                                                                                  -------------
    a.  Goodwill....................................................................................      3163         770,226  10.a
                                                                                                                  -------------
    b.  Other intangible assets from Schedule RC-M..................................................      0426         669,001  10.b
                                                                                                                  -------------
11. Other assets (from Schedule RC-F)...............................................................      2160       2,079,844  11.
                                                                                                                  -------------
12. Total assets (sum of items 1 through 11)........................................................      2170     105,158,409  12.
                                                                                                                  -------------

--------
(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

===============================================================================================
                                               FFIEC 031
SunTrust Bank                                  Consolidated Report of Condition
ATLANTA , GA 30302                             for June 30, 2002
Certificate Number: 00867
===============================================================================================

Schedule RC - Continued
                                                                   Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------


LIABILITIES

13 Deposits:                                                                           RCON
                                                                                       ----

   a. In domestic offices (sum of totals of columns A and C from
      Schedule RC-E, part 1):                                       RCON               2200     69,028,478  13.a
                                                                    ----                      ------------
      (1) Noninterest-bearing (1)                                   6631    7,985,462                       13.a.1
                                                                           ----------
      (2) Interest-bearing                                          6636   61,043,016                       13.a.2
                                                                           ----------
   b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                    RCFN                 13.b
      (from Schedule RC-E, part II)                                                    ----   ------------
                                                                    RCFN               2200      3,420,287
                                                                    ----   ----------         ------------
      (1) Noninterest-bearing                                       6631            0                       13.b.1
                                                                           ----------
      (2) Interest-bearing                                          6636    3,420,287  RCFD                 13.b.2
                                                                           ----------  ----
                                                                                              ------------
14. Federal funds purchased and securities sold under
    agreements to repurchase(2)(3)...................................................  B993     11,286,713  14
                                                                                       B995
                                                                                              ------------
                                                                                       RCFD
                                                                                       ----   ------------
15. Trading liabilities (from Schedule RC-D).........................................  3548        689,346  15.a
                                                                                              ------------
16. Other borrowed money (includes mortgage indebtedness and obligations under         3190      7,376,885
    capitalized leases) (from Schedule RC-M):

17. Not applicable...................................................................
                                                                                              ------------
18. Bank's liability on acceptances executed and outstanding.........................  2920         11,043  18
                                                                                              ------------
19. Subordinated notes and debentures(4).............................................  3200      1,803,231  19
                                                                                              ------------
20. Other liabilities (from Schedule RC-G)...........................................  2930      1,602,659  20
                                                                                              ------------
21. Total liabilities (sum of items 13 through 20)...................................  2948     95,218,642  21
                                                                                              ------------
22. Minority interest in consolidated subsidiaries...................................  3000      1,017,493  22
    EQUITY CAPITAL                                                                            ------------

23. Perpetual preferred stock and related surplus....................................  3838              0  23
                                                                                              ------------
24. Common stock.....................................................................  3230         21,600  24
                                                                                              ------------
25. Surplus (exclude all surplus related to preferred stock).........................  3839      2,534,707  25
                                                                                              ------------
26. a. Retained earnings.............................................................  3632      5,254,467  26.a
                                                                                              ------------
    b. Accumulated other comprehensive income (5)....................................  B530      1,111,500  26.b
                                                                                              ------------
27. Other equity capital components (6)..............................................  A130              0  27
                                                                                              ------------
28. Total equity capital (sum of items 23 through 27)................................  3210      8,922,274  28
                                                                                              ------------
29. Total liabilities minority interest, and equity capital (sum of
    items 21, 22 and 28).............................................................  3300    105,158,409  29
                                                                                              ------------

   MEMORANDUM
   TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicated in the box at the right the number of the statement below that best describes the most         RCFD        Number
   comprehensive level of auditing work performed for the bank by independent external auditors as of       ----     ----------
   any date during 2001.................................................................................    6724           N/A  M.1
                                                                                                                     ----------

1=  Independent audit of the bank conducted in                5=  Directors' examination of the bank performed by other external
    accordance with generally accepted auditing                   auditors (may be required by state chartering authority)
    standards by a certified public accounting
    firm which submits a report on the bank
2=  Independent audit of the bank's parent holding company    6=  Review of the bank's financial statements by external auditors conducted in accordance with generally accepted
    auditing standards by a certified public accounting
    firm which submits a report on the consolidated
    holding company (but not on the bank separately)          7=  Compilation of the bank's financial statements by external
3=  Attestation on bank management's assertion                    auditors
    on the effectiveness of the bank's internal
    control over financial reporting by a certified public    8=  Other audit procedures (excluding tax preparation work)
    accounting firm
4=  Directors' examination of the bank conducted in           9=  No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required
    by state chartering authority)

-----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)


                                     - 16 -